UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2009

TARGACEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East First Street, Suite 300 Winston-Salem, North Carolina		27101
(Address of principal executive offices)		(Zip Code)

(336) 480–2100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 6, 2009, the Board of Directors of Targacept, Inc. (the “Company”) adopted amendments to Article VII, Section 2 (related to stock transfers) and Article VII, Section 5 (related to lost stock certificates) of the Company’s bylaws. The amendments address more specifically the process for transferring uncertificated shares of the Company’s stock and the Company’s ability to issue uncertificated shares to replace any Company stock certificate that is lost or destroyed.

The foregoing description of the amendments is qualified in its entirety by reference to the Company’s bylaws, as amended and restated January 9, 2009 and further amended effective as of August 6, 2009, which are filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed with this report:

Exhibit Number	Description
3.1	Bylaws of Targacept, Inc., as amended and restated January 9, 2009 and further amended effective as of August 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGACEPT, INC.

Date: August 11, 2009	/s/ Alan A. Musso
Alan A. Musso
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Bylaws of Targacept, Inc., as amended and restated January 9, 2009 and further amended effective as of August 6, 2009